Exhibit 99.2

Earnings Release and Supplemental Information Quarter ended September 30, 2015 ®2015 CoreSite Realty Corporation, All Rights Reserved.

Overview Earnings Release 3 Company Profile 7 Summary of Financial Data 9 Financial Statements Consolidated Balance Sheets 10 Consolidated Statements of Operations 11 Reconciliations of Net Income to FFO, AFFO, EBITDA and Adjusted EBITDA 12 Operating Portfolio Operating Properties 13 Leasing Statistics 14 Geographic and Vertical Diversification 16 10 Largest Customers 17 Development Capital Expenditures and Completed Pre-Stabilized Projects 18 Development Summary 19 Capital Structure Market Capitalization and Debt Summary 20 Interest Summary and Debt Covenants 21 Components of Net Asset Value 22 2015 Guidance 23 Appendix 24 Table of Contents 2

2015 FFO guidance increased to a range of $2.82 to $2.86 per share DENVER, CO – OCTOBER 22, 2015 CoreSite Realty Corporation (NYSE:COR), a premier provider of secure, reliable, high-performance data center solutions across the U.S., today announced financial results for the third quarter ended September 30, 2015. Quarterly Highlights • Reported third-quarter funds from operations (“FFO”) of $0.74 per diluted share and unit, representing 34.5% growth year over year • Reported third-quarter total operating revenues of $86.6 million, representing a 22.7% increase year over year; total data center revenues of $84.6 million increased 23.5% year over year • Executed 64,087 net rentable square feet (NRSF) of new and expansion data center leases representing $8.8 million of annualized GAAP rent at a rate of $138 per square foot • Commenced 66,330 net rentable square feet of new and expansion leases representing $9.3 million of annualized GAAP rent at a rate of $139 per square foot • Realized rent growth on signed renewals of 4.2% on a cash basis and 9.7% on a GAAP basis and recorded rental churn of 1.4% Tom Ray, CoreSite’s Chief Executive Officer, commented, “We are pleased that our sales momentum carried into the second half of the year and that our Q3 financial results reflect our work to increase efficiencies and scale our business.” Mr. Ray continued, “Further, we continued to execute upon our strategic priorities, including increasing transaction count; enhancing the network and cloud density of our portfolio; and diversifying our customer base with a record number of new logos in the quarter. As we look forward, we believe the growth potential of our business remains highly attractive and we believe in our ability to continue to execute upon our growth plans and deliver superior returns on capital.” Financial Results CoreSite reported FFO per diluted share and unit of $0.74 for the three months ended September 30, 2015, an increase of 34.5% compared to $0.55 per diluted share and unit for the three months ended September 30, 2014. On a sequential-quarter basis, FFO per diluted share and unit increased 8.8%. Total operating revenues for the three months ended September 30, 2015, were $86.6 million, a 22.7% increase year over year and an increase of 6.3% on a sequential-quarter basis. Total data center revenues for the three months ended September 30, 2015, were $84.6 million, a 23.5% increase year over year and an increase of 6.4% on a sequential-quarter basis. CoreSite reported net income attributable to common shares of $6.9 million, or $0.26 per diluted share. Sales Activity CoreSite executed 149 new and expansion data center leases representing $8.8 million of annualized GAAP rent during the third quarter, comprised of 64,087 NRSF at a weighted-average GAAP rental rate of $138 per NRSF. CORESITE REPORTS THIRD-QUARTER REVENUE AND FFO PER SHARE YEAR OVER YEAR GROWTH OF 23% AND 35%, RESPECTIVELY 3 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX

CoreSite’s third-quarter data center lease commencements totaled 66,330 NRSF at a weighted average GAAP rental rate of $139 per NRSF, which represents $9.3 million of annualized GAAP rent. CoreSite’s renewal leases signed in the third quarter totaled $10.5 million in annualized GAAP rent, comprised of 72,031 NRSF at a weighted-average GAAP rental rate of $145 per NRSF, reflecting a 4.2% increase in rent on a cash basis and 9.7% increase on a GAAP basis. The third-quarter rental churn rate was 1.4%. Development Activity Santa Clara –During the third quarter, CoreSite commenced construction of Phase 1 of SV7, comprised of a 230,000 square-foot powered shell plus 80,000 square feet of turn-key data center capacity within the shell. CoreSite expects to invest $110 million to complete Phase 1 and expects to substantially complete construction in the second quarter of 2016. Additionally, as of September 30, 2015, CoreSite had incurred $10.9 million of the estimated $30.0 million required to complete the previously-announced 136,580 square-foot SV6 build-to-suit development. CoreSite expects to substantially complete SV6 and commence the associated lease in the first half of 2016. Northern Virginia – As of September 30, 2015, CoreSite had 96,274 NRSF of data center space under construction in Phase 3 and Phase 4 at VA2 and had incurred $11.0 million of the estimated $32.5 million required to complete these projects. CoreSite expects to complete construction on Phase 3 in the fourth quarter of 2015 and Phase 4 in the first quarter of 2016. Additional markets – During the third quarter, CoreSite placed into service 12,500 NRSF at LA2 in Los Angeles, of which 64.8% is currently leased. CoreSite also placed into service 11,704 NRSF at CH1 in Chicago, of which 53.9% is leased. As of September 30, 2015, CoreSite had 14,031 NRSF of turn-key data center capacity under construction at BO1 in Boston. As of the end of the third quarter, CoreSite had incurred $3.0 million of the estimated $11.0 million required to complete this project, and expects to complete construction in the first quarter of 2016. Balance Sheet and Liquidity As of September 30, 2015, CoreSite had net debt of $350.8 million, correlating to 2.0 times third-quarter annualized adjusted EBITDA, and net debt and preferred stock outstanding of $465.8 million, correlating to 2.7 times third-quarter annualized adjusted EBITDA. At quarter end, CoreSite had $9.5 million of cash available on its balance sheet and $233.4 million of capacity available under its revolving credit facility. Dividend On August 31, 2015, CoreSite announced a dividend of $0.42 per share of common stock and common stock equivalents for the third quarter of 2015. The dividend was paid on October 15, 2015, to shareholders of record on September 30, 2015. CoreSite also announced on August 31, 2015, a dividend of $0.4531 per share of Series A preferred stock for the period July 15, 2015, to October 14, 2015. The preferred dividend was paid on October 15, 2015, to shareholders of record on September 30, 2015. Quarter Ended September 30, 2015 4 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX

2015 Guidance CoreSite is increasing its 2015 guidance of FFO per diluted share and unit to a range of $2.82 to $2.86 from the previous range of $2.75 to $2.83, an increase of 1.8% at the midpoint. In addition, CoreSite is increasing its 2015 guidance for net income attributable to common shares to a range of $0.98 to $1.02 from the previous range of $0.93 to $1.01 per diluted share, with the difference between FFO and net income being real estate depreciation and amortization. This outlook is predicated on current economic conditions, internal assumptions about CoreSite’s customer base, and the supply and demand dynamics of the markets in which CoreSite operates. The guidance does not include the impact of any future financing, investment or disposition activities beyond what has already been disclosed. Upcoming Conferences and Events CoreSite will participate in NAREIT’s REITWorld conference on November 17 and November 18 at the Wynn Las Vegas in Las Vegas, Nevada. Conference Call Details CoreSite will host a conference call on October 22, 2015, at 12:00 p.m., Eastern Time (10:00 a.m., Mountain Time), to discuss its financial results, current business trends and market conditions. The call can be accessed live over the phone by dialing 877-407-3982 for domestic callers or 201-493-6780 for international callers. A replay will be available shortly after the call and can be accessed by dialing 877-870-5176 for domestic callers or 858-384-5517 for international callers. The passcode for the replay is 13620908. The replay will be available until October 29, 2015. Interested parties may also listen to a simultaneous webcast of the conference call by logging on to CoreSite’s website at www.CoreSite.com and clicking on the “Investors” link. The on-line replay will be available for a limited time beginning immediately following the call. About CoreSite CoreSite Realty Corporation (NYSE:COR) delivers secure, reliable, high-performance data center solutions across eight key North American markets. More than 800 of the world’s leading enterprises, network operators, cloud providers, and supporting service providers choose CoreSite to connect, protect and optimize their performance-sensitive data, applications and computing workloads. Our scalable, flexible solutions and 350+ dedicated employees consistently deliver unmatched data center options — all of which leads to a best-in-class customer experience and lasting relationships. For more information, visit www.CoreSite.com. CoreSite Investor Relations Contact Greer Aviv CoreSite Investor Relations Director +1 303.405.1012 +1 303.222.7276 Greer.Aviv@CoreSite.com Quarter Ended September 30, 2015 5 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX

Forward Looking Statements This earnings release and accompanying supplemental information may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond CoreSite’s control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. These risks include, without limitation: the geographic concentration of the company’s data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; fluctuations in interest rates and increased operating costs; difficulties in identifying properties to acquire and completing acquisitions; significant industry competition; the company’s failure to obtain necessary outside financing; the company’s failure to qualify or maintain its status as a REIT; financial market fluctuations; changes in real estate and zoning laws and increases in real property tax rates; and other factors affecting the real estate industry generally. All forward-looking statements reflect the company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. Quarter Ended September 30, 2015 6 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX

Company Profile


NY2

CoreSite delivers secure, reliable, high-performance data center solutions across eight key North American markets.


SILICON VALLEY
SV1 SV3 SV5
SV2 SV4 SV6
SV7
LOS ANGELES
LA1 LA2
DENVER
HQ DE1 DE2
CHICAGO
CH1
BOSTON
BO1
NEW YORK
NY1 NY2
N VIRGINIA/DC
VA1 DC1
VA2
MIAMI
MI1

Quarter Ended September 30, 2015

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7

Company Profile Secure, Reliable and Compliant Six 9s uptime for four consecutive years Physical security standards enable regulatory compliance requirements Payment Card Industry certification Rigorous internal security training Operational excellence in security and environmental controls Scalable Newest data centers, NY2 and VA2, and two new data centers on the Santa Clara campus expected to be delivered in 2016 2.5+ million gross square feet and 17 operating data centers in eight of the US’ largest commercial and data center markets Ability to nearly double occupied data center footprint on land and buildings currently owned, including current space unoccupied, under construction and held for development High-Performance Cloud-enabled, network-rich data center campuses Over 275 network service providers supported by robust IX services to key public clouds 20,000+ interconnections Enabling enterprise with support ecosystems Best-in-Class Customer Experience 350+ professionals with dedicated industry expertise Experienced and committed operations and facilities personnel Dedicated implementation resources to ensure a seamless onboarding process 24/7 customer support and remote hands 8 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX VA2

Summary of Financial Data

(in thousands, except per share, NRSF and MRR data)

	Three Months Ended			Nine Months Ended	
Summary of Results	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Operating revenues	$ 86,555	$ 81,456	$ 70,515	$ 242,768	$ 199,928
Data center revenues	84,608	79,487	68,499	236,718	193,946
Net income	14,530	12,882	8,990	39,472	27,746
Net income attributable to common shares	6,920	5,538	3,147	17,026	9,763
Funds from operations (FFO) to shares and units	35,264	32,140	25,894	97,597	75,480
Adjusted funds from operations (AFFO)	25,644	26,116	19,111	76,914	60,046
EBITDA	41,098	38,722	31,286	116,008	90,010
Adjusted EBITDA	43,698	40,559	32,853	122,208	97,023
Per share - diluted:					
Net income attributable to common shares	$ 0.26	$ 0.22	$ 0.14	$ 0.69	$ 0.45
FFO per common share and OP unit	$ 0.74	$ 0.68	$ 0.55	$ 2.06	$ 1.60

			As of		
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Dividend Activity					
Dividends declared per share and OP unit	$ 0.42	$ 0.42	$ 0.42	$ 0.42	$ 0.35
AFFO payout ratio	77.6%	76.1%	79.1%	85.4%	86.2%
Operating Portfolio Statistics					
Operating data center properties	17	17	17	17	16
Stabilized data center NRSF	1,474,472	1,449,498	1,354,235	1,323,210	1,334,914
Stabilized data center NRSF occupied	1,337,015	1,303,274	1,194,994	1,156,486	1,153,345
Stabilized data center % occupied	90.7%	89.9%	88.2%	87.4%	86.4%
Turn-Key Data Center ("TKD") Same Store Statistics					
MRR per Cabinet Equivalent	$ 1,441	$ 1,420	$ 1,408	$ 1,413	$ 1,390
Data center NRSF % occupied	86.0%	84.9%	83.1%	80.2%	78.4%
Market Capitalization, Debt & Preferred Stock					
Total enterprise value	$ 2,918,547	$ 2,620,743	$ 2,755,403	$ 2,273,458	$ 1,967,868
Total debt outstanding	360,250	352,250	333,750	318,500	305,250
Total debt and preferred stock outstanding	475,250	467,250	448,750	433,500	420,250
Net Debt to:					
Annualized Adjusted EBITDA	2.0x	2.1x	2.1x	2.1x	2.3x
Enterprise Value	12.0%	13.2%	11.7%	13.5%	15.0%
Net Debt & Preferred Stock to:					
Annualized Adjusted EBITDA	2.7x	2.8x	2.9x	2.9x	3.1x
Enterprise Value	16.0%	17.5%	15.8%	18.6%	20.9%

Quarter Ended September 30, 2015

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9

Consolidated Balance Sheets (in thousands) 10 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX September 30, 2015 December 31, 2014 Assets: Investments in real estate: Land $ 74,819 $ 78,983 Buildings and improvements 1,024,778 888,966 1,099,597 967,949 Less: Accumulated depreciation and amortization (265,637) (215,978) Net investment in operating properties 833,960 751,971 Construction in progress 126,117 178,599 Net investments in real estate 960,077 930,570 Cash and cash equivalents 9,477 10,662 Accounts and other receivables, net 14,194 10,290 Lease intangibles, net 5,249 7,112 Goodwill 41,191 41,191 Other assets 85,421 75,600 Total assets $ 1,115,609 $ 1,075,425 Liabilities and equity: Liabilities Revolving credit facility $ 110,250 $ 218,500 Senior unsecured term loans 250,000 100,000 Accounts payable and accrued expenses 56,972 42,463 Accrued dividends and distributions 22,688 22,355 Deferred rent payable 8,248 8,985 Acquired below-market lease contracts, net 4,909 5,576 Unearned revenue, prepaid rent and other liabilities 30,439 19,205 Total liabilities 483,506 417,084 Stockholders’ equity Series A cumulative preferred stock 115,000 115,000 Common stock, par value $0.01 261 212 Additional paid-in capital 336,811 275,038 Accumulated other comprehensive loss (1,507) (125) Distributions in excess of net income (81,990) (67,538) Total stockholders’ equity 368,575 322,587 Noncontrolling interests 263,528 335,754 Total equity 632,103 658,341 Total liabilities and equity $ 1,115,609 $ 1,075,425

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended			Nine Months Ended	
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Operating revenues:					
Data center revenue:					
Rental revenue	$ 47,135	$ 44,824	$ 38,315	$ 133,282	$ 110,152
Power revenue	23,716	21,792	18,687	65,177	51,264
Interconnection revenue	11,400	10,595	9,169	32,210	25,819
Tenant reimbursement and other	2,357	2,276	2,328	6,049	6,711
Total data center revenue	84,608	79,487	68,499	236,718	193,946
Office, light-industrial and other revenue	1,947	1,969	2,016	6,050	5,982
Total operating revenues	86,555	81,456	70,515	242,768	199,928
Operating expenses:					
Property operating and maintenance	24,376	22,204	20,043	66,360	54,866
Real estate taxes and insurance	3,216	3,270	3,073	8,421	5,059
Depreciation and amortization	24,347	24,046	20,914	71,209	58,300
Sales and marketing	3,775	4,256	3,806	11,813	11,141
General and administrative	8,644	7,952	7,145	24,461	21,582
Rent	5,440	5,007	5,113	15,690	15,249
Impairment of internal-use software	-	-	-	-	1,959
Transaction costs	6	45	49	51	62
Total operating expenses	69,804	66,780	60,143	198,005	168,218
Operating income	16,751	14,676	10,372	44,763	31,710
Gain on real estate disposal	-	-	-	36	-
Interest income	1	2	1	5	5
Interest expense	(2,188)	(1,730)	(1,361)	(5,183)	(3,949)
Income before income taxes	14,564	12,948	9,012	39,621	27,766
Income tax expense	(34)	(66)	(22)	(149)	(20)
Net income	14,530	12,882	8,990	39,472	27,746
Net income attributable to noncontrolling interests	5,526	5,259	3,759	16,193	11,730
Net income attributable to CoreSite Realty Corporation	9,004	7,623	5,231	23,279	16,016
Preferred stock dividends	(2,084)	(2,085)	(2,084)	(6,253)	(6,253)
Net income attributable to common shares	$ 6,920	$ 5,538	$ 3,147	$ 17,026	$ 9,763
Net income per share attributable to common shares:					
Basic	$ 0.26	$ 0.23	$ 0.15	$ 0.71	$ 0.46
Diluted	$ 0.26	$ 0.22	$ 0.14	$ 0.69	$ 0.45
Weighted average common shares outstanding:					
Basic	26,126,332	24,536,583	21,214,825	24,029,106	21,113,700
Diluted	26,549,537	25,055,195	21,708,759	24,544,612	21,679,931

Quarter Ended September 30, 2015

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Reconciliations of Net Income to FFO, AFFO, EBITDA and Adjusted EBITDA

(in thousands, except per share data)

Reconciliation of Net Income to FFO

	Three Months Ended			Nine Months Ended	
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net income	$ 14,530	$ 12,882	$ 8,990	$ 39,472	$ 27,746
Real estate depreciation and amortization	22,818	21,343	18,988	64,414	53,987
Gain on real estate disposal	-	-	-	(36)	-
FFO	$ 37,348	$ 34,225	$ 27,978	$ 103,850	$ 81,733
Preferred stock dividends	(2,084)	(2,085)	(2,084)	(6,253)	(6,253)
FFO available to common shareholders and OP unit holders	$ 35,264	$ 32,140	$ 25,894	$ 97,597	$ 75,480
Weighted average common shares outstanding - diluted	26,550	25,055	21,709	24,545	21,680
Weighted average OP units outstanding - diluted	20,861	22,344	25,361	22,839	25,361
Total weighted average shares and units outstanding - diluted	47,411	47,399	47,070	47,384	47,041
FFO per common share and OP unit - diluted	$ 0.74	$ 0.68	$ 0.55	$ 2.06	$ 1.60

Reconciliation of FFO to AFFO

	Three Months Ended			Nine Months Ended	
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
FFO available to common shareholders and unit holders	$ 35,264	$ 32,140	$ 25,894	$ 97,597	$ 75,480
Adjustments:					
Amortization of deferred financing costs	413	292	448	999	1,477
Non-cash compensation	1,944	1,792	1,518	5,305	4,766
Non-real estate depreciation	1,529	2,703	1,926	6,795	4,313
Straight-line rent adjustment	(2,993)	(2,755)	(1,709)	(6,812)	(3,523)
Amortization of above and below market leases	(129)	(130)	(256)	(387)	(438)
Impairment of internal-use software	-	-	-	-	1,959
Recurring capital expenditures	(667)	(852)	(1,125)	(3,500)	(4,175)
Tenant improvements	(1,692)	(2,282)	(666)	(6,171)	(3,453)
Capitalized leasing costs	(8,025)	(4,792)	(6,919)	(16,912)	(16,360)
AFFO available to common shareholders and OP unit holders	$ 25,644	$ 26,116	$ 19,111	$ 76,914	$ 60,046

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Three Months Ended			Nine Months Ended	
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net income	$ 14,530	$ 12,882	$ 8,990	$ 39,472	$ 27,746
Adjustments:					
Interest expense, net of interest income	2,187	1,728	1,360	5,178	3,944
Income taxes	34	66	22	149	20
Depreciation and amortization	24,347	24,046	20,914	71,209	58,300
EBITDA	$ 41,098	$ 38,722	$ 31,286	$ 116,008	$ 90,010
Non-cash compensation	1,944	1,792	1,518	5,305	4,766
Gain on real estate disposal	-	-	-	(36)	-
Transaction costs / litigation	656	45	49	931	288
Impairment of internal-use software	-	-	-	-	1,959
Adjusted EBITDA	$ 43,698	$ 40,559	$ 32,853	$ 122,208	$ 97,023

Quarter Ended September 30, 2015

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Operating Properties

Market/Facilities	Annualized Rent ($000)[1]	Data Center Operating NRSF – Stabilized Total	Stabilized Percent Occupied[2]	Pre-Stabilized Total	Pre-Stabilized Percent Occupied[2]	Total Total	Total Percent Occupied[2]	NRSF Under Construction	Held for Development NRSF	Total NRSF
San Francisco Bay										
SV1	$ 6,792	84,045	82.8 %	-	- %	84,045	82.8 %	-	-	84,045
SV2	8,140	76,676	85.8	-	-	76,676	85.8	-	-	76,676
Santa Clara campus[3]	33,886	252,173	96.6	-	-	252,173	96.6	216,580	150,000	618,753
San Francisco Bay Total	**48,818**	**412,894**	**91.8**	**-**	**-**	**412,894**	**91.8**	**216,580**	**150,000**	**779,474**
Los Angeles										
One Wilshire campus										
LA1*	25,682	139,053	83.3	-	-	139,053	83.3	-	-	139,053
LA2	21,093	191,202	88.8	46,211	15.1	237,413	74.5	-	187,478	424,891
Los Angeles Total	**46,775**	**330,255**	**86.5**	**46,211**	**15.1**	**376,466**	**77.7**	**-**	**187,478**	**563,944**
Northern Virginia										
VA1	28,327	201,719	92.5	-	-	201,719	92.5	-	-	201,719
VA2	4,937	69,010	100.0	23,163	50.0	92,173	87.4	96,274	-	188,447
DC1*	3,133	22,137	88.8	-	-	22,137	88.8	-	-	22,137
Northern Virginia Total	**36,397**	**292,866**	**94.0**	**23,163**	**50.0**	**316,029**	**90.7**	**96,274**	**-**	**412,303**
Boston										
BO1	14,611	166,026	99.5	-	-	166,026	99.5	14,031	73,619	253,676
Chicago										
CH1	14,350	166,703	87.1	11,704	-	178,407	81.4	-	-	178,407
New York										
NY1*	5,853	48,404	76.1	-	-	48,404	76.1	-	-	48,404
NY2	5,883	16,130	100.0	85,612	54.2	101,742	61.5	-	134,508	236,250
New York Total	**11,736**	**64,534**	**82.1**	**85,612**	**54.2**	**150,146**	**66.2**	**-**	**134,508**	**284,654**
Miami										
MI1	1,867	30,176	81.4	-	-	30,176	81.4	-	13,154	43,330
Denver										
DE1*	1,106	5,878	92.2	-	-	5,878	92.2	-	-	5,878
DE2*	325	5,140	76.9	-	-	5,140	76.9	-	-	5,140
Denver Total	**1,431**	**11,018**	**85.1**	**-**	**-**	**11,018**	**85.1**	**-**	**-**	**11,018**
Total Data Center Facilities	**$ 175,985**	**1,474,472**	**90.7 %**	**166,690**	**39.0 %**	**1,641,162**	**85.4 %**	**326,885**	**558,759**	**2,526,806**
Office & Light-Industrial	6,462	324,648	77.1	-	-	324,648	77.1	-	-	324,648
Total Portfolio	**$ 182,447**	**1,799,120**	**88.2 %**	**166,690**	**39.0 %**	**1,965,810**	**84.0 %**	**326,885**	**558,759**	**2,851,454**

* Indicates properties in which we hold a leasehold interest.

(1) On a gross basis, our total portfolio annualized rent was approximately $187.5 million as of September 30, 2015, which reflects the addition of $5.1 million in operating expense reimbursements to contractual net rent under modified gross and triple-net leases.

(2) Includes customer leases that have commenced and are occupied as of September 30, 2015. If all leases signed during the current and prior periods had commenced, the percent occupied would have been as follows:

Percent Leased	Stabilized	Pre-Stabilized	Total
Total Data Center Facilities	91.1%	51.5%	87.1%
Total Portfolio	89.0%	51.5%	85.8%

(3) The annualized rent for the Santa Clara campus includes amounts associated with a restructured lease agreement involving a customer that has vacated the majority of its leased space and is paying discounted rent payments that may be applied to new lease arrangements elsewhere in the portfolio on a dollar-for-dollar basis until the terms expire. The amounts payable pursuant to this agreement are scheduled to expire as follows: $2.6 million in Q4 2015, $1.9 million in Q2 2016, and $4.2 million in Q2 2017.

See Appendix for definitions.

Quarter Ended September 30, 2015

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Leasing Statistics Data Center Leasing Activity MRR per Cabinet Equivalent (TKD Same Store) 14 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX 6.2% y-o-y 5.4% y-o-y 5.2% y-o-y 5.1% y-o-y 4.1% y-o-y 5.4% y-o-y 5.2% y-o-y 5.1% y-o-y 4.1% y-o-y 3.7% y-o-y $1,390 $1,413 $1,408 $1,420 $1,441 $1,300 $1,350 $1,400 $1,450 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 GAAP GAAP Leasing Number Annualized Total Annualized Rental Cash GAAP Activity of Rent Leased Rent per Churn Rent Rent Period Leases(1) (000's) NRSF Leased NRSF Rate Growth Growth New/expansion leases commenced YTD 2015 367 $ 33,591 249,999 $ 134 (2) Q3 2015 150 9,250 66,330 139 Q2 2015 107 15,117 122,872 123 (2) Q1 2015 110 9,224 60,797 152 Q4 2014 106 4,943 34,009 145 Q3 2014 115 6,066 45,014 135 New/expansion leases signed YTD 2015 371 $ 37,310 361,949 $ 103 (3) Q3 2015 149 8,825 64,087 138 Q2 2015 122 19,624 243,477 81 (3) Q1 2015 100 8,861 54,385 163 Q4 2014 96 11,075 91,662 121 (2) Q3 2014 118 7,607 54,123 141 Renewal leases signed YTD 2015 422 $ 24,199 147,749 $ 164 5.1% 4.9% 10.1% Q3 2015 165 10,460 72,031 145 1.4% 4.2% 9.7% Q2 2015 135 6,517 35,272 185 1.6% 5.7% 9.1% Q1 2015 122 7,222 40,446 179 2.2% 5.3% 11.4% Q4 2014 78 6,705 43,863 153 1.4% 2.6% 5.2% Q3 2014 123 12,078 55,262 219 1.2% 3.0% 10.6%

Leasing Statistics

Lease Distribution *(total portfolio, including total data center and office and light-industrial "OLI")*

NRSF Under Lease	Number of Leases	Percentage of All Leases	Total Operating NRSF of Leases	Percentage of Total Operating NRSF	Annualized Rent ($000)	Percentage of Total Annualized Rent
Unoccupied data center	-	- %	239,153	12.2 %	$ -	- %
Unoccupied OLI	-	-	74,443	3.8	-	-
Data center NRSF:						
5,000 or less	1,586	90.2	512,738	26.1	84,494	46.3
5,001 - 10,000	33	1.9	223,695	11.4	30,612	16.8
10,001 - 25,000	17	1.0	234,323	11.9	27,334	15.0
Greater than 25,000	4	0.2	134,073	6.8	14,444	7.9
Powered shell and other[1]	17	1.0	297,180	15.1	19,101	10.5
OLI	101	5.7	250,205	12.7	6,462	3.5
Portfolio Total	**1,758**	**100.0 %**	**1,965,810**	**100.0 %**	**$ 182,447**	**100.0 %**

(1) The annualized rent for powered shell and other includes $8.7 million associated with a restructured lease agreement involving a customer that has vacated the majority of its leased space and is paying discounted rent payments that may be applied to new lease arrangements elsewhere in the portfolio on a dollar-for-dollar basis until the terms expire. The amounts payable pursuant to this agreement are scheduled to expire as follows: $2.6 million in Q4 2015, $1.9 million in Q2 2016, and $4.2 million in Q2 2017.

Lease Expirations *(total portfolio, including total data center and office and light-industrial "OLI")*

Year of Lease Expiration	Number of Leases Expiring[1]	Total Operating NRSF of Expiring Leases	Percentage of Total Operating NRSF	Annualized Rent ($000)	Percentage of Total Annualized Rent	Annualized Rent Per Leased NRSF[2]	Annualized Rent at Expiration ($000)[3]	Annualized Rent Per Leased NRSF at Expiration[2]
Unoccupied data center	-	239,153	12.2 %	$ -	- %	$ -	$ -	$ -
Unoccupied OLI	-	74,443	3.8	-	-	-	-	-
2015	224	97,133	4.9	16,526	9.1	144	16,667	145
2016	608	252,442	12.8	40,324	22.2	152	40,386	153
2017	437	239,908	12.2	43,476	23.8	164	47,247	180
2018	236	284,407	14.5	35,098	19.2	123	40,021	141
2019	81	179,952	9.2	15,482	8.5	86	18,981	105
2020-Thereafter	71	348,167	17.7	25,079	13.7	72	36,928	106
OLI[4]	101	250,205	12.7	6,462	3.5	26	6,882	28
Portfolio Total / Weighted Average	**1,758**	**1,965,810**	**100.0 %**	**$ 182,447**	**100.0 %**	**$ 105**	**$ 207,112**	**$ 120**

(1) Includes leases that upon expiration will automatically be renewed, primarily on a year-to-year basis. Number of leases represents each agreement with a customer; a lease agreement could include multiple spaces and a customer could have multiple leases.

(2) The annualized rent per leased NRSF and per leased NRSF at expiration does not include annualized rent of $8.7 million associated with a restructured lease agreement involving a customer that has vacated its leased space and is paying discounted rent payments that may be applied to new lease arrangements elsewhere in the portfolio on a dollar-for-dollar basis until the terms expire. The amounts payable pursuant to this agreement are scheduled to expire as follows: $2.6 million in Q4 2015, $1.9 million in Q2 2016, and $4.2 million in Q2 2017.

(3) Represents the final monthly contractual rent under existing customer leases as of September 30, 2015, multiplied by 12. This amount reflects total annualized base rent before any one-time or non-recurring rent abatements and excludes operating expense reimbursement, power revenue and interconnection revenue.

(4) The office and light-industrial leases are scheduled to expire as follows:

Year	NRSF of Expiring Leases	Annualized Rent ($000)
2015	5,132	$ 108
2016	39,879	980
2017	10,651	305
2018	8,152	191
2019	32,332	798
2020-Thereafter	154,059	4,080
Total OLI	**250,205**	**$ 6,462**

Quarter Ended September 30, 2015

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Geographic and Vertical Diversification Geographic Diversification Vertical Diversification 16 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX Percentage of Total Data Metropolitan Market Center Annualized Rent San Francisco Bay 27.7 % Los Angeles 26.5 Northern Virginia 20.7 Boston 8.3 Chicago 8.2 New York 6.7 Miami 1.1 Denver 0.8 Total 100.0 % Percentage of Total Data Vertical Center Annualized Rent Enterprise: Digital Content & Multimedia 27.1 % SI & MSP 13.4 Other Enterprise 12.7 Total Enterprise 53.2 Networks & Mobility 23.8 Cloud 23.0 Total 100.0%

10 Largest Customers

10 Largest Customers *(total portfolio, including data center and office and light-industrial)*

	Customer Industry	CoreSite Vertical	Number of Locations	Total Occupied NRSF	Percentage of Total Operating NRSF[1]	Annualized Rent ($000)	Percentage of Total Annualized Rent[2]	Weighted Average Remaining Lease Term in Months[3]
1	Technology	Cloud	9	145,550	7.4 %	$ 10,320	5.7 %	62
2	Technology	Enterprise - SI & MSP	3	66,758	3.4	8,380	4.6	29
3	Technology	Enterprise - Digital Content	10	69,103	3.5	6,262	3.4	6
4	Technology	Enterprise - Digital Content	2	32,915	1.7	5,504	3.0	31
5	Technology	Enterprise - Other	2	19,299	1.0	4,217	2.3	13
6	Technology	Cloud	1	28,923	1.5	4,118	2.3	37
7	Technology	Enterprise - Digital Content	3	26,813	1.4	4,114	2.3	43
8	Government*	Enterprise - Other	1	130,960	6.7	3,617	2.0	76
9	Technology	Cloud	1	70,630	3.6	3,611	2.0	81
10	Financial[4]	Enterprise - Other	2	12,188	0.6	3,233	1.8	107
	Total/Weighted Average			**603,139**	**30.8 %**	**$ 53,376**	**29.4 %**	**33**

* Denotes customer using space for general office purposes.

(1) Represents the customer's total occupied square feet divided by the total operating NRSF in the portfolio which, as of September 30, 2015, consisted of 1,965,810 NRSF.

(2) Represents the customer's total annualized rent divided by the total annualized rent in the portfolio as of September 30, 2015, which was approximately $182.4 million.

(3) Weighted average based on percentage of total annualized rent expiring calculated as of September 30, 2015.

(4) Customer's lease term includes auto-renewal provisions at the end of years four and six, which the customer may opt out of by paying termination fees of $0.4 million and $0.3 million, respectively.

Quarter Ended September 30, 2015

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Capital Expenditures and Completed Pre-Stabilized Projects

(in thousands, except NRSF and cost per NRSF data)

Capital Expenditures and Repairs and Maintenance

	Three Months Ended				
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Data center expansion[(1)]	$ 25,762	$ 21,130	$ 21,078	$ 19,147	$ 14,166
Non-recurring investments[(2)]	1,263	2,868	3,872	1,838	2,304
Tenant improvements	1,692	2,282	2,197	1,059	666
Recurring capital expenditures[(3)]	667	852	1,981	254	1,125
Total capital expenditures	**$ 29,384**	**$ 27,132**	**$ 29,128**	**$ 22,298**	**$ 18,261**
Repairs and maintenance expense[(4)]	**$ 3,011**	**$ 2,485**	**$ 2,349**	**$ 2,485**	**$ 2,186**

(1) Data center expansion capital expenditures include new data center construction, development projects adding capacity to existing data centers and other revenue generating investments.

(2) Non-recurring investments include upgrades to existing data center or office space and company-wide improvements that are ancillary to revenue generation such as internal system development and system-wide security upgrades, which have a future economic benefit.

(3) Recurring capital expenditures include required equipment upgrades within our operating portfolio, which have a future economic benefit.

(4) Repairs and maintenance expense is classified within property operating and maintenance expense in the consolidated statement of operations. These expenditures represent recurring maintenance contracts and repairs to operating equipment necessary to maintain current operations.

Completed Pre-Stabilized Projects

Projects/Facilities	Metropolitan Area	Completion	NRSF	Cost[(1)]	Cost Per NRSF	Percent Leased[(2)]	Percent Occupied
NY2 Phase 1	New York	Q4'13 / Q1'14	52,692	$ 43,497	$ 825	79.3 %	73.2 %
LA2	Los Angeles	Q1 2014	33,711	9,800	291	22.8	18.9
VA2 Phase 2[(3)]	Northern Virginia	Q2 2015	23,163	16,065	694	60.7	50.0
NY2 Phase 2[(4)]	New York	Q2 2015	32,920	29,476	895	23.9	23.9
LA2	Los Angeles	Q3 2015	12,500	1,558	125	64.8	4.9
CH1	Chicago	Q3 2015	11,704	5,551	474	53.9	-
Total completed pre-stabilized			**166,690**	**$ 105,947**	**$ 636**	**51.5 %**	**39.0 %**

(1) Cost includes capital expenditures related to the specific project / phase and, for NY2 and VA2, also includes allocations of capital expenditures related to land and building shell that were incurred during the first phase of each overall project.

(2) Includes customer leases that have been signed as of September 30, 2015, but have not commenced. The percent leased is determined based on leased square feet as a proportion of total pre-stabilized NRSF.

(3) During Q2 2015, we completed development of VA2 Phase 2 which comprises two computer rooms approximately 23,000 NRSF each. One computer room is 100% leased and occupied and is included in our stabilized operating NRSF in the Operating Property table and one computer room is pre-stabilized as of September 30, 2015.

(4) During Q2 2015, we completed development of NY2 Phase 2 which comprises three computer rooms approximately 16,000 NRSF each. One computer room is 100% leased and occupied and is included in our stabilized operating NRSF in the Operating Property table and two computer rooms are pre-stabilized as of September 30, 2015.

Quarter Ended September 30, 2015

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Development Summary

(in thousands, except NRSF and cost per NRSF data)

Data Center Projects Under Construction

Projects/Facilities	Metropolitan Area	Estimated Completion	NRSF	Costs: Incurred to-date	Costs: Estimated Total	Costs: Per NRSF	Percent Leased
TKD							
VA2 Phase 3[1]	Northern Virginia	Q4 2015	48,137	$ 10,481	$ 24,500	$ 509	48.1 %
VA2 Phase 4[1]	Northern Virginia	Q1 2016	48,137	514	8,000	166	-
BO1	Boston	Q1 2016	14,031	3,023	11,000	784	-
SV7 Phase 1	San Francisco Bay	Q2 2016	80,000	178	110,000	1,375	43.8
Total / average TKD			**190,305**	**$ 14,196**	**$ 153,500**	**$ 807**	**30.6 %**
Powered shell							
SV6[2]	San Francisco Bay	Q1 - Q2 2016	136,580	$ 10,851	$ 30,000	$ 220	100.0 %
Total TKD and powered shell			**326,885**	**$ 25,047**	**$ 183,500**		**59.6 %**

(1) The estimated total costs for VA2 phases 3 and 4 is $338 per NRSF.
(2) Represents 136,580 NRSF of build-to-suit space that was 100% pre-leased in April 2015 and has an expected lease commencement date in the first half of 2016.

Held for Development[1]

Projects/Facilities	Metropolitan Area	Estimated NRSF	Estimated Sellable Power (Megawatts)	Estimated Incremental Costs	Estimated Incremental Cost per MW
New construction					
Santa Clara Campus[2]	San Francisco Bay	150,000	5.0 - 17.0		
Secaucus, NJ	New York	47,211 - 147,211	5.0 - 15.0		
Incremental capacity in existing facilities					
NY2 (Phases 3-4)	New York	87,297	8.5	$ 57,000	$ 6,706
BO1	Boston	73,619	6.0	40,000	6,667
LA2	Los Angeles	187,478	13.0	73,000	5,615
MI1	Miami	13,154	1.0	7,500	7,500
Total incremental capacity		**361,548**	**28.5**	**$ 177,500**	**$ 6,228**
Total new construction and incremental capacity		**558,759 - 658,759**	**38.5 - 60.5**		

(1) Represents data center space that may be constructed on entitled and unentitled land and incremental data center capacity that may be constructed in existing facilities. The data presented represents management's best estimate of incremental costs that may vary based on estimated NRSF and power and are subject to market conditions and build-out specifications.
(2) We commenced development of SV7 Phase 1 during the quarter which is disclosed in the table above. We estimate the SV7 data center will be 230,000 NRSF comprised of 80,000 NRSF in Phase 1 and 150,000 NRSF in future phases.

Quarter Ended September 30, 2015

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Market Capitalization and Debt Summary

(in thousands, except per share data)

Market Capitalization

	Shares or Equivalents Outstanding	Market Price / Liquidation Value as of September 30, 2015	Market Value Equivalents
Common shares	26,637	$51.44	$ 1,370,207
Operating partnership units	20,861	$51.44	1,073,090
Liquidation value of preferred stock	4,600	$25.00	115,000
Total equity			2,558,297
Total debt			360,250
Total enterprise value			$ 2,918,547
Net debt to enterprise value			12.0%
Net debt and preferred stock to enterprise value			16.0%

Debt Summary (1)

Instrument	Rate	Maturity Date	Maturity Date with Extension	Outstanding as of: September 30, 2015	Outstanding as of: December 31, 2014
Revolving credit facility (2)	1.75%	6/24/2019	6/24/2020	$ 110,250	$ 218,500
2019 Senior unsecured term loan (3)	3.23%	1/31/2019	1/31/2019	100,000	100,000
2020 Senior unsecured term loan (4)	2.32%	6/24/2020	6/24/2020	150,000	-
Total Debt				**$ 360,250**	**$ 318,500**
Weighted average debt rate	2.40%				
Preferred Stock	7.25%	N/A	N/A	115,000	115,000
Total Debt and Preferred Stock				**$ 475,250**	**$ 433,500**
Floating rate vs. fixed rate debt				51% / 49%	67% / 33%
Floating rate vs. fixed rate debt and preferred stock				39% / 61%	50% / 50%

(1) See the most recently filed Form 10-K and 10-Q for information on specific debt instruments.
(2) The revolving credit facility interest rate is based on 1-month LIBOR at September 30, 2015, plus applicable spread.
(3) Represents the effective interest rate as a result of the interest rate swap associated with $100 million in 1-month LIBOR variable rate debt.
(4) Represents the effective interest rate as a result of the interest rate swap associated with $75 million in 1-month LIBOR variable rate debt and $75 million unhedged debt based on 1-month LIBOR plus applicable spread.

Debt Maturities



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
2015
2016
2017
2018
2019
2020

Quarter Ended September 30, 2015

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Interest Summary and Debt Covenants

(in thousands)

Interest Expense Components

	Three Months Ended			Nine Months Ended	
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Interest expense and fees	$ 2,392	$ 2,466	$ 2,105	$ 7,083	$ 5,865
Amortization of deferred financing costs	413	292	448	999	1,477
Capitalized interest	(617)	(1,028)	(1,192)	(2,899)	(3,393)
Total interest expense	**$ 2,188**	**$ 1,730**	**$ 1,361**	**$ 5,183**	**$ 3,949**
Percent capitalized	22.0%	37.3%	46.7%	35.9%	46.2%

Debt Covenants

		Revolving Credit Facility and Senior Unsecured Term Loans				
	Required Compliance	**September 30, 2015**	**June 30, 2015**	**March 31, 2015**	**December 31, 2014**	**September 30, 2014**
Fixed charge coverage ratio	Greater than 1.70x	9.3x	8.4x	8.8x	8.4x	7.7x
Total indebtedness to gross asset value	Less than 60%	17.5%	17.9%	17.1%	17.2%	17.5%
Secured debt to gross asset value	Less than 40%	0.0%	0.0%	0.0%	0.0%	0.0%
Unhedged variable rate debt to gross asset value	Less than 30%	8.4%	8.3%	11.8%	11.6%	11.5%
Revolving credit facility availability		$350,000	$350,000	$405,000	$405,000	$405,000
Borrowings outstanding		(110,250)	(102,250)	(233,750)	(218,500)	(205,250)
Outstanding letters of credit		(6,330)	(6,330)	(7,330)	(7,330)	(7,330)
Current availability		**$233,420**	**$241,420**	**$163,920**	**$179,170**	**$192,420**

Quarter Ended September 30, 2015

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Components of Net Asset Value (NAV) (in thousands) 22 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX Cash Net Operating Income Development Projects Other Assets and Liabilities (in thousands) Cash Net Operating Income Reconciliation of Net Operating Income (NOI) Q3 2015 Annualized Operating Income Adjustments: $ 16,751 $ 67,004 Depreciation and amortization 24,347 97,388 General and administrative 8,644 34,576 Transaction costs / litigation 656 2,624 Net Operating Income $ 50,398 $ 201,592 Cash Net Operating Income (Cash NOI) Net Operating Income Adjustments: $ 50,398 $ 201,592 Straight-line rent (2,993) (11,972) Amortization of above and below-market leases (129) (516) Cash NOI $ 47,276 $ 189,104 Cash NOI with backlog (85.8% leased)(1) Cash stabilized NOI (93% leased) $ 50,500 $ $ 54,738 $ 202,000 218,952 Development Projects Data Center Projects Under Construction Construction in progress(2) $ 25,047 Remaining spend(2) 158,453 Total $ 183,500 Targeted annual yields 12% - 16% Annualized pro forma NOI range $22,000 - $29,000 Other Assets and Liabilities Other Assets Remaining construction in progress(3) $ 101,070 Cash and cash equivalents 9,477 Accounts and other receivables 14,194 Other tangible assets 21,079 Total other assets $ 145,820 Liabilities Debt $ 360,250 Accounts payable, accrued and other liabilities 110,099 Preferred equity 115,000 Total liabilities $ 585,349 Weighted average common shares and units - diluted 47,411

2015 Guidance

(in thousands, except per share amounts)

The annual guidance provided below represents forward-looking projections, which are based on current economic conditions, internal assumptions about our existing customer base and the supply and demand dynamics of the markets in which we operate. Further, the guidance does not include the impact of any future financing, investment or disposition activities. Please refer to the press release for additional information on forward-looking statements.

Projected per share and OP unit information:	**2015**				**Implied**
	Low	**High**	**Mid**	**2014**	**Growth[1]**
Net income attributable to common shares	$ 0.98	$ 1.02	$ 1.00	$ 0.66	52%
Real estate depreciation and amortization	1.84	1.84	1.84	1.58	
Gain on land disposal	-	-	-	(0.02)	
FFO	**$ 2.82**	**$ 2.86**	**$ 2.84**	**$ 2.22**	
Non-recurring items:					
Q2 benefit from real estate tax accrual true-up	-	-	-	(0.08)	
Q1 and Q2 charges for software impairment	-	-	-	0.04	
FFO - excluding non-recurring items[2]	**$ 2.82**	**$ 2.86**	**$ 2.84**	**$ 2.18**	30%
Projected operating results:					
Total operating revenues	$ 329,000	$ 333,000	$ 331,000	$ 272,420	22%
Data center revenue	321,000	325,000	323,000	264,578	22%
General and administrative expenses	31,000	33,000	32,000	27,842	15%
Adjusted EBITDA[3]	165,000	169,000	167,000	129,634	29%
Guidance drivers:					
Annual rental churn rate	8.0%	9.0%	8.5%	5.6%	
Cash rent growth on data center renewals	4.0%	5.0%	4.5%	2.9%	
Capital expenditures:					
Data center expansion	$ 120,000	$ 145,000	$ 132,500	$ 84,312	
Non-recurring investments	10,000	15,000	12,500	12,527	
Tenant improvements	5,000	10,000	7,500	4,512	
Recurring capital expenditures	5,000	10,000	7,500	4,429	
Total capital expenditures	$ 140,000	$ 180,000	$ 160,000	$ 105,780	

(1) Implied growth is based on the midpoint of 2015 guidance.

(2) 2014 FFO was adjusted to exclude non-recurring items, including a benefit from real estate tax accrual true-up and charges for software impairment.

(3) 2014 Adjusted EBITDA was reported as $133,281 and was also adjusted to exclude a $3,647 benefit from a real estate tax accrual true-up.

Quarter Ended September 30, 2015

OVERVIEW | FINANCIAL STATEMENTS | OPERATING PORTFOLIO | DEVELOPMENT | CAPITAL STRUCTURE | COMPONENTS OF NAV | 2015 GUIDANCE | APPENDIX

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Appendix Definitions This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO attributable to common shares and units represents FFO less preferred stock dividends declared during the period. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity, an alternative to net income, cash provided by operating activities or any other performance measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. 24 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX

Appendix Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: Plus: Amortization of deferred financing costs Plus: Non-cash compensation Plus: Non-real estate depreciation Plus: Impairment charges Plus: Below market debt amortization Less: Straight line rents adjustment Less: Amortization of above and below market leases Less: Recurring capital expenditures Less: Tenant improvements Less: Capitalized leasing costs AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely reported measure by other REITs, however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA - EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding our non-cash compensation expense, transaction costs and litigation expense to EBITDA as well as adjusting for the impact of impairment charges, gains or losses from sales of property and undepreciated land and gains or losses on early extinguishment of debt. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utilization as a cash flow measurement is limited. 25 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX Capitalized leasing costs include commissions payable to third party brokers and leasing agents and internal sales commissions payable to employees. Capitalized leasing costs are accrued and deducted from AFFO generally in the period that the lease is executed. Leasing costs are generally paid to a) third party brokers and internal sales employees 50% at customer lease signing and 50% at lease commencement and b) leasing agents monthly over the lease term as and to the extent the Company receives payment from the end customer.

Appendix Net Operating Income (“NOI”) and Cash NOI – NOI, and cash NOI are supplemental measures for the operating performance of the company’s portfolio. NOI is operating revenues less operating expenses and adjusted for items such as depreciation and amortization, general and administrative expenses, transaction costs and litigation expenses. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Data Center Net Rentable Square Feet (“NRSF”) Both occupied and available data center NRSF includes a factor to account for a customer’s proportionate share of required data center support space (such as the mechanical, telecommunications and utility rooms) and building common areas, which may be updated on a periodic basis to reflect the most current build-out of our properties. Stabilized and Pre-Stabilized NRSF Data center projects and facilities that recently have been developed and are in the initial lease-up phase are classified as pre-stabilized NRSF until they reach 85% occupancy or have been in service for 24 months. Pre-stabilized projects and facilities become stabilized operating properties at the earlier of achievement of 85% occupancy or 24 months after development completion and are included in the stabilized operating NRSF. Annualized Rent Monthly contractual rent under existing commenced customer leases as of quarter-end, multiplied by 12. This amount reflects total annualized base rent before any one-time or non-recurring rent abatements and excludes power revenue, interconnection revenue and operating expense reimbursement. NRSF Under Construction Represents NRSF for which substantial activities are ongoing to prepare the property for its intended use following development. The NRSF reflects managements estimate of engineering drawings and required support space and is subject to change based on final demising of space. Estimated costs of completion are based on actual costs at quarter-end and management’s estimate of remaining projects costs. 26 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX

Appendix NRSF Held for Development Represents incremental data center capacity that may be constructed in existing facilities and entitled land in our portfolio that requires significant capital investment in order to develop new data center facilities. In addition to entitled land, we may develop an additional 100,000 NRSF at NY2 upon our receipt of the necessary entitlements. Turn-Key Same Store Includes turn-key data center space that was leased or available to be leased to our colocation customers as of December 31, 2013, at each of our properties, and excludes powered shell data center space, SV3 data center space, office and light-industrial space and space for which development was completed and became available to be leased after December 31, 2013. The turn-key same store space as of December 31, 2013, is 1,067,665 NRSF. We track same store on a computer room basis within each data center facility. Monthly Recurring Revenue per Cabinet Equivalent Represents the turn-key monthly recurring colocation revenue (“MRR”) per cabinet equivalent billed. MRR is defined as recurring contractual revenue under existing commenced customer leases. MRR per cabinet equivalent is calculated as (current quarter MRR/3) divided by ((quarter-end cabinet equivalents billed plus prior quarter-end cabinet equivalents billed)/2). Cabinet equivalents are calculated as cage-usable square feet (turn-key leased NRSF/NRSF factor) divided by 25. Data Center Leasing Metrics Rental Churn Rate – represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the annualized rent of data center expired leases terminated in the period, compared with total portfolio annualized rent at the beginning of the period. Cash and GAAP Rent Growth – represents the increase in rental rates on renewed data center leases signed during the period, as compared with the previous rental rates for the same space. Cash and GAAP rent growth is calculated based on annualized rent from the renewed data center license compared to annualized rent from the expired data center license. 27 OVERVIEW FINANCIAL STATEMENTS OPERATING PORTFOLIO DEVELOPMENT CAPITAL STRUCTURE Components of NAV 2015 GUIDANCE APPENDIX